EXHIBIT 13.2
Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Trina Solar Limited (the “Company”) on Form 20-F for the year ended December 31, 2008 initially filed with the Securities and Exchange Commission on April 30, 2009, as amended by Amendment No. 1 to Form 20-F filed on the date hereof (the “Report”), I, Terry Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 15, 2009

By:	/s/ Terry Wang
	Name:	Terry Wang
	Title:	Chief Financial Officer